UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 29, 2026

Westlake Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Post Oak Boulevard, Suite 600
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 960-9111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WLK	The New York Stock Exchange
1.625% Senior Notes due 2029	WLK29	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported in Westlake Corporation’s (the “Company” or “Westlake”) periodic filings under the Securities Exchange Act of 1934, as amended, the Company and other ethylene consumers have been named as defendants in a series of fourteen civil lawsuits (collectively, the “Ethylene Antitrust Litigation”) in the Netherlands and Germany.

On July 29, 2026, the District Court of Amsterdam dismissed the plaintiffs’ claims against the Company and the other defendants in (i) the lawsuit filed by Shell Chemical Europe B.V. (“SCE”) in March 2023, in which SCE had alleged damages of approximately €1,025 million (plus statutory interest), and (ii) the lawsuit filed by Stichting Ethylene Claims (“Stichting”) in November 2023, in which Stichting had sought a declaratory judgment establishing that the defendants were liable for an unspecified amount of damages. Both dismissals are subject to appeal by the plaintiffs. Twelve lawsuits in the Ethylene Antitrust Litigation are still pending at first instance courts.

Cautionary Statement About Forward-Looking Statements

The statements in this Current Report on Form 8-K that are not historical facts, including statements regarding the resolution of certain claims in the Ethylene Antitrust Litigation, are forward-looking statements within the meaning of the U.S. securities laws. These forward-looking statements are subject to significant risks and uncertainties, many of which are beyond the Company’s control. Actual results could differ materially, based on factors including, but not limited to, judicial determinations and appeals by the plaintiffs in the Ethylene Antitrust Litigation. For more detailed information about the factors that could cause actual results to differ materially, please refer to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 26, 2026, and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, which was filed with the SEC on May 6, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CORPORATION

Date: July 29, 2026	By:	/s/ L. BENJAMIN EDERINGTON
L. Benjamin Ederington Executive Vice President, Legal and External Affairs